POOL REVENUES	12 Months Ended
Dec. 31, 2013
Revenues [Abstract]
POOL REVENUES

32.	POOL REVENUES

Voyage charter revenues include pool earnings, which have been allocated on a net basis since these pools are responsible for paying voyage expenses and distribute net pool revenues to the participants. Pool earnings of nil, $35.9 million and $43.2 million have been included in voyage charter revenues in the years ended December 31, 2013, 2012 and 2011, respectively.